SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of earliest event reported):
                      October 22, 1997 (October 22, 1997)




                                SIS Bancorp, Inc.
               (Exact name of registrant as specified in charter)




     Massachusetts                     000-20809                  04-3303264
(State or other jurisdiction     (Commission file number)       (IRS employer
   of incorporation)                                        identification no.)

   1441 Main Street, Springfield, MA                            01102
(Address of principal executive offices)                      (Zip code)

                                 (413) 748-8000
               Registrant's telephone number, including area code

Item 5. Other Events

         On October 22, 1997, SIS Bancorp, Inc. (the "Company") issued a press release containing unaudited financial information and announcing a cash dividend for the quarter ended September 30, 1997, and containing information relating to its previously announced acquisition (the "Acquisition") of Glastonbury Bank & Trust Company ("Glastonbury"). A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Cautionary Statements Relating to Certain Forward Looking Statements

         The exhibit filed with this Current Report and incorporated herein by reference contains a forward-looking statement concerning an anticipated charge to be taken for expenses related to the Acquisition. The Company cautions readers that certain factors, including without limitation certain operational issues, may affect the actual timing and amount of the charge. For example, the planned consolidation of various "back office" functions of the two companies may be delayed as a result of difficulties in consolidating such functions. In addition, if the Company is unable to retain certain key management personnel of Glastonbury, the consolidation of such functions may be more time-consuming and difficult and, therefore, more expensive.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         Condensed Consolidated Balance Sheet                  F-1

         Condensed Consolidated Statement of Operations        F-2

         Selected Financial Ratios and Data                    F-3

(c)      Exhibits

         99.1     Press Release of the Company, dated October 22, 1997

                      SIS BANCORP, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEET
                                (In thousands)



                                                                                 (Unaudited)                    (Unaudited)
                                                                                September 30,    December 31,  September 30,
                                                                                --------------------------------------------
                                                                                      1997          1996            1996
                                                                                -------------   -----------    ------------

Assets

Cash and due from banks                                                          $    34,464    $    31,902    $    34,709
Federal funds sold and short-term investments                                          6,692         10,045         17,545
Investment securities available for sale                                             502,868        449,323        386,050
Investment securities held to maturity                                               182,320        192,174        194,132

Residential real estate loans                                                        237,623        242,410        244,067
Commercial real estate loans                                                         121,355        118,442        121,803
Commercial loans                                                                     189,440        155,808        144,431
Home equity loans                                                                    133,049        104,206         91,554
Consumer loans                                                                         4,841          4,132          4,707
                                                                                 -----------    -----------    -----------
     Total loans                                                                     686,308        624,998        606,562
     Unearned income and fees                                                          2,141          1,196            977
     Allowance for possible loan losses                                              (18,393)       (15,597)       (15,488)
                                                                                 -----------    -----------    -----------
Total loans, net                                                                     670,056        610,597        592,051
Accrued interest and dividends receivable                                              9,517          8,982          8,440
Investments in real estate and real estate partnerships                                2,666          2,757          4,858
Foreclosed real estate, net                                                              199            381            512
Bank premises, furniture and fixtures, net                                            28,244         27,106         25,660
Other assets                                                                          15,991         15,345         20,609
                                                                                 -----------    -----------    -----------
     Total assets                                                                $ 1,453,017    $ 1,348,612    $ 1,284,566
                                                                                 ===========    ===========    ===========

Liabilities and Stockholders' Equity

Deposits                                                                         $ 1,021,613    $   969,517    $   954,132
Federal Home Loan Bank advances                                                      134,297         68,471         48,189
Securities sold under agreements to repurchase                                       148,888        176,577        151,144
Loans payable                                                                          2,670          2,848          3,026
Mortgage escrow deposits                                                               6,543          4,396          6,294
Accrued expenses and other liabilities                                                32,048         24,886         24,721
                                                                                 -----------    -----------    -----------
     Total liabilities                                                             1,346,059      1,246,695      1,187,506

Stockholders' equity:
Preferred stock ($.01 par value; 5,000,000 shares
  authorized; no shares issued and outstanding)                                         --             --             --
Common stock ($.01 par value; 25,000,000 shares authorized; shares issued: 5,727,242 at September 30, 1997; 5,723,600 at December 31, 1996; and
5,722,600 at September 30, 1996; outstanding: 5,580,842 at September 30, 1997;
5,723,600 at December 31, 1996; and 5,722,600 at September 30, 1996)                      57             57             57
Unearned compensation                                                                 (3,036)        (3,693)        (4,282)
Additional paid-in capital                                                            43,218         42,665         42,469
Retained earnings                                                                     67,901         60,993         58,483
Net unrealized gain on investment securities available for sale                        2,678          1,895            333
Treasury stock, at cost (146,400 shares at September 30, 1997)                        (3,860)          0.00           0.00
                                                                                 -----------    -----------    -----------
    Total stockholders' equity                                                       106,958        101,917         97,060
                                                                                 -----------    -----------    -----------
 Total liabilities and stockholders' equity                                      $ 1,453,017    $ 1,348,612    $ 1,284,566
                                                                                 ===========    ===========    ===========



                              SIS BANCORP, INC. AND SUBSIDIARIES
                        CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                           (In Thousands Except Per Share Amounts)

                                                                  (Unaudited)                      (Unaudited)
                                                               Three Months Ended                Nine Months Ended
                                                            -------------------------     -----------------------------
                                                            September 30, September 30,   September 30,   September 30,
                                                                1997          1996             1997          1996
                                                            -----------   ------------    -------------  --------------
Interest and dividend income:
        Loans                                               $    13,958    $    12,472    $    40,285     $    35,946
        Investment securities available for sale                  8,019          5,934         24,105          15,230
        Investment securities held to maturity                    3,169          3,279          9,849           9,494
        Federal funds sold and short-term investments               357            121            716             380
                                                            -----------    -----------    -----------     -----------
                       Total interest and dividend income        25,503         21,806         74,955          61,050
                                                            -----------    -----------    -----------     -----------
Interest expense:
        Deposits                                                  8,735          8,270         25,614          24,338
        Borrowings                                                4,258          2,291         11,782           5,439
                                                            -----------    -----------    -----------     -----------
                       Total interest expense                    12,993         10,561         37,396          29,777
                                                            -----------    -----------    -----------     -----------
Net interest and dividend income                                 12,510         11,245         37,559          31,273
Less: Provision for possible loan losses                            402            750          1,203           2,200
                                                            -----------    -----------    -----------     -----------
Net interest and dividend income after provision
        for possible loan losses                                 12,108         10,495         36,356          29,073

Noninterest income:
        Net gain on sale of loans                                   136            105            328             537
        Net gain on sale of securities                               10             62             21              64
        Fees and other income                                     3,157          2,761          8,533           7,645
                                                            -----------    -----------    -----------     -----------
                       Total noninterest income                   3,303          2,928          8,882           8,246
                                                            -----------    -----------    -----------     -----------

Noninterest expense:
        Operating expenses:
                 Salaries and employee benefits                   4,971          4,408         14,631          12,900
                 Occupancy expense of bank premises, net            982            810          2,885           2,387
                 Furniture and equipment expense                    565            558          1,596           1,614
                 Other operating expenses                         3,751          3,846         10,992          10,617
                                                            -----------    -----------    -----------     -----------
                        Total operating expenses                 10,269          9,622         30,104          27,518
                                                            -----------    -----------    -----------     -----------
        Foreclosed real estate expense                               90             29             58             252
        Net (income) expense of real estate operations              (63)            (8)           416            (170)
                                                            -----------    -----------    -----------     -----------
                        Total noninterest expense                10,296          9,643         30,578          27,600

Income before income tax expense (benefit)                        5,115          3,780         14,660           9,719
Income tax expense (benefit)                                      1,946         (6,421)         5,731          (5,931)
                                                            -----------    -----------    -----------     -----------
                        Net income                          $     3,169    $    10,201    $     8,929     $    15,650
                                                            ===========    ===========    ===========     ===========

Earnings per share:
         Primary                                            $      0.57    $      1.85    $      1.60     $      2.86
         Fully diluted                                      $      0.57    $      1.84    $      1.58     $      2.82

Weighted average shares outstanding:
         Primary                                              5,521,785      5,511,554      5,584,339       5,475,422
         Fully diluted                                        5,559,872      5,556,512      5,647,024       5,543,980



                              SIS BANCORP, INC. AND SUBSIDIARIES
                              SELECTED FINANCIAL RATIOS AND DATA

                                                                                                     For the Three Months Ended
                                                                                                             September 30,
                                                                                                        1997            1996
                                                                                                    -----------      ----------
Financial Ratios:

Fully diluted earnings per share                                                                      $0.57            $1.84
Net interest margin (fully tax equivalent basis)                                                       3.70%            3.94%
Fee income / total average assets                                                                      0.88%            0.91%
                                                                                                     For the Nine Months Ended
                                                                                                             September 30,
                                                                                                        1997            1996
                                                                                                    -----------      ----------
Financial Ratios:

Fully diluted earnings per share                                                                      $1.58            $2.82
Net interest margin (fully tax equivalent basis)                                                       3.79%            3.86%
Fee income / total average assets                                                                      0.81%            0.88%


                                                                                     At               At               At
                                                                                September 30,     December 31,     September 30,
                                                                                     1997             1996            1996
                                                                                -------------   --------------    --------------
Asset Quality Ratios:

Nonperforming assets to total assets                                                  0.33%            0.56%            0.59%
Allowance for possible loan losses to nonperforming loans                           440.13%          223.61%          249.65%
Allowance for possible loan losses to total gross loans                               2.68%            2.50%            2.55%

Capital Ratios:

Equity to assets ratio                                                                7.36%            7.56%            7.56%
Tier 1 leverage capital ratio                                                         7.13%            7.41%            7.31%
Tier 1 risk-based capital ratio                                                      11.81%           12.79%           12.13%
Total risk-based capital ratio                                                       13.07%           14.05%           13.39%

Book value per share (1)                                                         $   18.94      $     18.29       $    17.51

Other Data:

Total residential loans serviced                                                 $ 985,656       $1,020,596       $1,039,876
Residential loans serviced for others                                              760,846          792,376          810,569

                                                                                  September        December         September
                                                                                     1997             1996             1996
                                                                                -------------   --------------    --------------
Quarter to Date Average Balance Sheet (in thousands) :

Average loans                                                                   $  667,344       $  609,106       $  590,978
Average earning assets                                                           1,359,163        1,228,252        1,146,978
Average assets                                                                   1,435,305        1,303,877        1,217,783
Average interest-bearing liabilities                                             1,182,883        1,078,452        1,013,753
Average equity                                                                     101,747           96,774           88,221

1) Calculated on the basis of 5,647,024; 5,573,390; and 5,543,980 weighted average shares outstanding on a fully diluted basis for the nine months ended September 30, 1997, the year ended December 31, 1996, and the nine months ended September 30, 1996, respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, SIS Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            SIS BANCORP, INC.


Date: October 22, 1997        By:  /s/F. William Marshall, Jr.
                                  Name: F. William Marshall, Jr.
                                  Title:  President and Chief Executive Officer